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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 30, 2002


                           CARAUSTAR INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                    0-20646                 58-1388387
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)


                           3100 Joe Jerkins Boulevard
                          Austell, Georgia 30106-3227
             -----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
             -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             -----------------------------------------------------
             (Former name or address, if changed from last report)


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Item 9.           Regulation FD Disclosure.

                  On July 30, 2002, Caraustar Industries, Inc. issued a press release announcing its financial results for the second quarter of 2002. The furnishing of this information is not intended to constitute a representation that such information is material or that it is required to be disclosed under Regulation FD. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  July 30, 2002


                                     CARAUSTAR INDUSTRIES, INC.

                                     By: /s/ H. Lee Thrash, III
                                        ---------------------------------------
                                        H. Lee Thrash, III
                                        Vice President and
                                        Chief Financial Officer


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